Exhibit 27(h)(17)

                          FUND PARTICIPATION AGREEMENT

                                      Among

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                           STI CLASSIC VARIABLE TRUST,

                        TRUSCO CAPITAL MANAGEMENT, INC.,

                                       and

                        SEI INVESTMENTS DISTRIBUTION CO.

        THIS AGREEMENT, made and entered into as of this 21st day of June, 2002 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate Account COLI VUL 2 Series Account (the "Account"); STI CLASSIC VARIABLE TRUST, a business trust organized under the laws of Massachusetts (hereinafter the "Fund"); TRUSCO CAPITAL MANAGEMENT, INC. (hereinafter the "Adviser"), a corporation organized under the laws of Georgia; and SEI INVESTMENTS DISTRIBUTION CO., a corporation organized under the laws of Pennsylvania (hereinafter the "Distributor").

        WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies, including GWL&A, which have entered into participation agreements with the Fund (hereinafter "Participating Insurance Companies"); and

        WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and

        WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (hereinafter the "SEC"), dated April 30, 1998 (File No. 812-108441), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another and qualified pension and retirement plans ("Qualified Plans") (hereinafter the "Mixed and Shared Funding Exemptive Order"); and

        WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolio(s) are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

        WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

        WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, (the "1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

        WHEREAS, GWL&A has registered certain variable life contracts supported wholly or partially by the Account (the "Contracts") to be made available to owners thereof, including any participants or employees of such owners as applicable ("Contract Owners"); and

        WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the Contracts; and

        WHEREAS, GWL&A has registered the Account as a unit investment trust under the 1940 Act and has registered the securities deemed to be issued by the Account under the 1933 Act; and

        WHEREAS, to the extent permitted by applicable insurance laws and regulations, GWL&A intends to purchase shares in the Portfolio(s) listed in Schedule A attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement (the "Designated Portfolio(s)"), on behalf of the Account to fund the Contracts, and the Fund is authorized to sell such shares to unit investment trusts such as the Account at net asset value; and

        WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Account also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the "Unaffiliated Funds") on behalf of the Account to fund the Contracts; and

        WHEREAS, GWL&A intends to utilize its NSCC member broker/dealer affiliate, BenefitsCorp Equities, Inc. ("BCE") to transmit instructions for the purchase, redemption and transfer of Fund shares on behalf of the Account, and BCE, alone, or with the assistance of a recordkeeping affiliate, to perform certain recordkeeping functions associated with the transfer of Fund shares into and out of the Account in order to recognize certain organizational economies; and

        NOW, THEREFORE, in consideration of their mutual promises, GWL&A, the Fund, the Distributor and the Adviser agree as follows:

ARTICLE I.            Sale of Fund Shares
                      -------------------

        1.1 The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans. No shares of any Designated Portfolio will be sold to the general public. The Fund will not sell shares of the Designated Portfolio(s) to any other Participating Insurance Company separate account unless an agreement containing provisions substantially similar to Sections 2.4, 2.10, 3.5, 3.6, 5.1, and Article VII of this Agreement is in effect to govern such sales.

        1.2. All purchases, redemptions and exchanges of Designated Portfolio shares by GWL&A on behalf of the Account, in addition to the pricing and correction thereof, of Designated Portfolio shares, shall be governed by and subject to the terms of the then effective Trading and NSCC Networking Agreement, entered into by and between Distributor and BenefitsCorp Equities, Inc.

        1.3. Notwithstanding Section 1.2 hereof, if an adjustment is necessary to correct an error which has caused Contract Owners to receive less than the amount to which they are entitled, the number of shares of the applicable sub-account of such Contract Owners will be adjusted and the amount of any underpayments shall be credited by the Adviser to GWL&A for crediting of such amounts to the applicable Contract Owners accounts. Upon notification by the Adviser of any overpayment due to an error, GWL&A shall promptly remit to Adviser any overpayment that has not been paid to Contract Owners; however, Adviser acknowledges that GWL&A does not intend to seek additional payments from any Contract Owner who, because of a pricing error, may have underpaid for units of interest credited to his/her account. In no event shall GWL&A be liable to Contract Owners for any such adjustments or underpayment amounts.

        1.4 The Adviser shall promptly reimburse GWL&A for any and all costs or expenses which GWL&A incurs that are associated with any failure of the Fund to settle trades by the time specified on the Business Day following the Trade Date, as specified and defined in the Trading and NSCC Networking Agreement.

ARTICLE II.    Representations and Warranties

        2.1. GWL&A represents and warrants that the Contracts and the securities deemed to be issued by the Account under the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. GWL&A further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account prior to any issuance or sale of units thereof as a segregated asset account under Colorado insurance law and has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts and that it will maintain such registration for so long as any Contracts are outstanding as required by applicable law.

        2.2. The Fund represents and warrants that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

        2.3. The Fund reserves the right to adopt a plan pursuant to Rule 12b-1 under the 1940 Act and to impose an asset-based or other charge to finance distribution expenses as permitted by applicable law and regulation. In any event, the Fund and Adviser agree to comply with applicable provisions and SEC staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Adviser by the Fund are in accordance with the requirements of the 1940 Act. To the extent that the Fund decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have its Board, a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

        2.4. The Fund represents and warrants that it will make all commercially reasonable efforts to ensure that the investment policies, fees and expenses of the Designated Portfolio(s) are and shall at all times remain in compliance with all applicable laws to the extent required to perform this Agreement. The Fund further represents and warrants that it will make every effort to ensure that Designated Portfolio(s) shares will be sold in compliance with applicable state securities and insurance laws. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states if and to the extent required by applicable law. GWL&A and the Fund will endeavor to mutually cooperate with respect to the implementation of any modifications necessitated by any change in state insurance laws, regulations or interpretations of the foregoing that affect the Designated Portfolio(s) (a "Law Change"), and to keep each other informed of any Law Change that becomes known to either party. In the event of a Law Change, the Fund agrees that, except in those circumstances where the Fund has advised GWL&A that its Board of Directors has determined that implementation of a particular Law Change is not in the best interest of all of the Fund's shareholders, and provides GWL&A with an explanation regarding such determination, any action required by a Law Change will be taken.

        2.5. The Fund represents and warrants that it is lawfully organized and validly existing under the laws of the State of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

        2.6. The Adviser represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Georgia and any applicable state and federal securities laws.

        2.7. The Distributor represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the any applicable state and federal securities laws.

        2.8. The Fund and the Adviser represent and warrant that all of their respective officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

        2.9. The Fund will provide GWL&A with as much advance notice as is reasonably practicable of any material change affecting the Designated Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Designated Portfolio(s)) and any proxy solicitation affecting the Designated Portfolio(s) and consult with GWL&A in order to implement any such change in an orderly manner, recognizing the expenses of changes and attempting to minimize such expenses by implementing them in conjunction with regular annual updates of the prospectus for the Contracts. The Fund agrees to share equitably in expenses incurred by GWL&A as a result of actions taken by the Fund, consistent with the allocation of expenses contained in Schedule C attached hereto and incorporated herein by reference.

        2.10. GWL&A represents and warrants, for purposes other than diversification under Section 817 of the Internal Revenue Code of 1986 as amended ("the Code"), that the Contracts are currently and at the time of issuance will be treated as life insurance contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Fund, the Distributor and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. In addition, GWL&A represents and warrants that the Account is a "segregated asset account" and that interests in the Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under
Section 817 of the Code and the regulations thereunder. GWL&A will use every effort to continue to meet such definitional requirements, and it will notify the Fund, the Distributor and the Adviser immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future. GWL&A represents and warrants that it will not purchase Fund shares with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.

ARTICLE III.   Prospectuses and Proxy Statements; Voting
               -----------------------------------------


     3.1. At least annually, the Adviser or Distributor shall provide GWL&A with as many copies of the Fund's current prospectus for the Designated Portfolio(s) as GWL&A may reasonably request for marketing purposes (including distribution to Contract Owners with respect to new sales of a Contract), with expenses to be borne in accordance with Schedule C hereof. If requested by GWL&A in lieu thereof, the Advisor, Distributor or Fund shall provide such documentation (including a camera-ready copy of each Designated Portfolio's current prospectus as set in type, a computer diskette containing such information in the form sent to financial printer, or an electronic copy of the documents in a format suitable for posting on an Internet website, all as GWL&A may reasonably request) and other assistance as is reasonably necessary in order for GWL&A once each year (or more frequently if the prospectuses for the Designated Portfolio(s) are amended) to have the prospectus for the Contracts and the Fund's prospectus for the Designated Portfolio(s) printed together in one document. The Fund and Adviser agree that the prospectus (and semi-annual and annual reports) for the Designated Portfolio(s) will describe only the Designated Portfolio(s) and will not name or describe any other portfolios or series that may be in the Fund unless required by law.

     3.2. If applicable state or federal laws or regulations require that the Statement of Additional Information ("SAI") for the Fund be distributed to all Contract Owners, then the Fund, Distributor and/or the Adviser shall provide GWL&A with copies of the Fund's SAI or documentation thereof for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule C hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contract Owners. The Adviser, Distributor and/or the Fund shall also provide SAIs to any Contract Owner or prospective owner who requests such SAI from the Fund (although it is anticipated that such requests will be made to GWL&A).

     3.3. The Fund, Distributor and/or Adviser shall provide GWL&A with copies of the Fund's proxy material, reports to stockholders and other communications to stockholders for the Designated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule C hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contract Owners as required by applicable law.

     3.4. It is understood and agreed that, except with respect to information regarding GWL&A provided in writing by that party, GWL&A is not responsible for the content of the prospectus or SAI for the Designated Portfolio(s). It is also understood and agreed that, except with respect to information regarding the Fund, the Distributor, the Adviser or the Designated Portfolio(s) provided in writing by the Fund, the Distributor or the Adviser, neither the Fund, the Distributor nor Adviser are responsible for the content of the prospectus or SAI for the Contracts.

     3.5.   If and to the extent required by law GWL&A shall:

                (i)   solicit voting instructions from Contract Owners;

               (ii) vote the Designated Portfolio(s) shares held in the Account in accordance with instructions received from Contract Owners: and

               (iii) vote Designated Portfolio shares held in the Account for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contract Owners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. GWL&A reserves the right to vote Fund shares held in its general account and any segregated asset account in its own right, to the extent permitted by law.

        3.6. GWL&A shall be responsible for assuring that each of its separate accounts holding shares of a Designated Portfolio calculates voting privileges as directed by the Fund and agreed to by GWL&A and the Fund. The Fund agrees to promptly notify GWL&A of any changes of interpretations or amendments of the Mixed and Shared Funding Exemptive Order.

        3.7. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends, comply with
Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.    Sales Material and Information
               ------------------------------

        4.1. GWL&A shall furnish, or shall cause to be furnished, to the Fund or its designee, a copy of each piece of sales literature or other promotional material that GWL&A, respectively, develops or proposes to use and in which the Fund (or a Portfolio thereof), its Adviser or one of its sub-advisers or the Distributor is named in connection with the Contracts, at least ten (10) business days prior to its use. No such material shall be used if the Fund objects to such use within five (5) business days after receipt of such material. Notwithstanding the foregoing, GWL&A shall not be required to furnish to the Fund or its designee any sales literature or other promotional material which GWL&A receives from the Fund or third party vendors and which is unaltered by GWL&A. The Fund reserves the right to object to the continued use of any sales literature or other promotional materials in which the Fund (or a Designated Portfolio thereof), its Adviser, any of its sub-advisers, or the Distributor is named and no such material shall be used after the Fund so objects.

        4.2. GWL&A shall not give any information or make any representations or statements on behalf of the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for the Fund shares, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Fund, Distributor or Adviser, except with the permission of the Fund, Distributor or Adviser.

        4.3. The Fund or the Adviser shall furnish, or shall cause to be furnished, to GWL&A, a copy of each piece of sales literature or other promotional material in which GWL&A and/or its separate account(s), is named at least ten (10) business days prior to its use. No such material shall be used if GWL&A objects to such use within five (5) business days after receipt of such material. GWL&A reserves the right to object to the continued use of any sales literature or other promotional materials in which GWL&A is named and no such material shall be used after GWL&A so objects.

        4.4. The Fund, the Distributor and the Adviser shall not give any information or make any representations on behalf of GWL&A or concerning GWL&A, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or SAI for the Contracts, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by GWL&A or its designee, except with the permission of GWL&A.

        4.5. The Fund will provide to GWL&A at least one complete copy of any registration statements, prospectuses, SAIs, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolio(s), contemporaneously with the filing of such document(s) with the SEC or NASD or other regulatory authorities.

        4.6. GWL&A will provide to the Fund at least one complete copy of any registration statements, prospectuses, SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, contemporaneously with the filing of such document(s) with the SEC, NASD, or other regulatory authority.

        4.7. For purposes of Articles IV and VIII, the phrase "sales literature and other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media; e.g., on-line networks such as the Internet or other electronic media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and shareholder reports, and proxy materials (including solicitations for voting instructions) and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

        4.8. At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

ARTICLE V.     Fees and Expenses
               -----------------

        5.1. Distributor shall not pay any fee or other compensation to GWL&A under this Agreement. The Fund and/or Adviser shall pay to GWL&A the fees set forth in Schedule D attached hereto and incorporated by reference herein. In addition, the parties will bear certain expenses in accordance with Schedule C, Articles III, V, and other provisions of this Agreement.

        5.2. All expenses incident to performance by the Fund, the Distributor and the Adviser under this Agreement shall be paid by the appropriate party, as further provided in Schedule C. The Fund shall see to it that all shares of the Designated Portfolio(s) are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent required, in accordance with applicable state laws prior to their sale.

        5.3. The parties shall bear the expenses of any routine annual distribution (mailing costs) of the Fund's prospectus and distribution (mailing costs) of the Fund's proxy materials and reports to owners of Contracts offered by GWL&A, in accordance with Schedule C.

        5.4. The Fund, the Distributor and the Adviser acknowledge that a principal feature of the Contracts is the Contract Owner's ability to choose from a number of unaffiliated mutual funds (and portfolios or series thereof), including the Designated Portfolio(s) and the Unaffiliated Funds, and to transfer the Contract's cash value between funds and portfolios. The Fund, the Distributor and the Adviser agree to reasonably cooperate with GWL&A in facilitating the operation of the Account and the Contracts as described in the prospectus for the Contracts, including but not limited to reasonable cooperation in facilitating transfers between Unaffiliated Funds.

ARTICLE VI.    Diversification and Qualification
               ---------------------------------


        6.1. The Fund and the Adviser represent and warrant that the Fund will at all times sell its shares and invest its assets in such a manner as to ensure that the Contracts will be treated as life insurance contracts under the Code, and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund and Adviser represent and warrant that the Fund and each Designated Portfolio thereof will at all times comply with Section 817(h) of the Code and Treasury Regulation ss.1.817-5, as amended from time to time, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations. The Fund, the Distributor and the Adviser agree that shares of the Designated Portfolio(s) will be sold only to Participating Insurance Companies and their separate accounts and to Qualified Plans.

        6.2. No shares of any Designated Portfolio of the Fund will be sold to the general public.

        6.3. The Fund and the Adviser represent and warrant that the Fund and each Designated Portfolio is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.

        6.4. The Fund or Adviser will notify GWL&A immediately upon having a reasonable basis for believing that the Fund or any Designated Portfolio has ceased to comply with the aforesaid Section 817(h) diversification or Subchapter M qualification requirements or might not so comply in the future.

        6.5. Without in any way limiting the effect of Sections 8.2, 8.3 and 8.4 hereof and without in any way limiting or restricting any other remedies available to GWL&A, the Adviser or Distributor (as applicable to the Party responsible) will pay all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Designated Portfolio to comply with Sections 6.1, 6.2, or 6.3 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); such costs are to include, but are not limited to, reasonable fees and expenses of legal counsel and other advisors to GWL&A and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by GWL&A with respect to itself or owners of its Contracts in connection with any such failure or anticipated or reasonably foreseeable failure.

        6.6 Upon GWL&A's request, but no more frequently than quarterly, the Fund shall complete, sign and return to GWL&A the form attached hereto as Schedule B, provided that GWL&A provides such form to the Fund's designee with each request.

     6.7. GWL&A agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of GWL&A or, to GWL&A's knowledge, or any Contract Owner that any Designated Portfolio has failed to comply with the diversification requirements of Section 817(h) of the Code or GWL&A otherwise becomes aware of any facts that could give rise to any claim against the Fund, Distributor or Adviser as a result of such a failure or alleged failure:

        (a) GWL&A shall promptly notify the Fund, the Distributor and the Adviser of such assertion or potential claim;

        (b) GWL&A shall consult with the Fund, the Distributor and the Adviser as to how to minimize any liability that may arise as a result of such failure or alleged failure;

        (c) GWL&A shall use its best efforts to minimize any liability of the Fund, the Distributor and the Adviser resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations, Section 1.817-5(a)(2), to the commissioner of the IRS that such failure was inadvertent;

        (d) any written materials to be submitted by GWL&A to the IRS, any Contract Owner or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations, Section 1.817-5(a)(2)) shall be provided by GWL&A to the Fund, the Distributor and the Adviser (together with any supporting information or analysis) within at least two (2) business days prior to submission;

        (e) GWL&A shall provide the Fund, the Distributor and the Adviser with such cooperation as the Fund, the Distributor and the Adviser shall reasonably request (including, without limitation, by permitting the Fund, the Distributor and the Adviser to review the relevant books and records of GWL&A) in order to facilitate review by the Fund, the Distributor and the Adviser of any written submissions provided to it or its assessment of the validity or amount of any claim against it arising from such failure or alleged failure;

        (f) GWL&A shall not with respect to any claim of the IRS or any Contract Owner that would give rise to a claim against the Fund, the Distributor and the Adviser (i) compromise or settle any claim, (ii) accept any adjustment on audit, or (iii) forego any allowable administrative or judicial appeals, without the express written consent of the Fund, the Distributor and the Adviser, which shall not be unreasonably withheld; provided that, GWL&A shall not be required to appeal any adverse judicial decision unless the Fund and the Adviser shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and further provided that the Fund, the Distributor and the Adviser shall bear the costs and expenses, including reasonable attorney's fees, incurred by GWL&A in complying with this clause (f).

ARTICLE VII.          Potential Conflicts and Compliance With
                      Mixed and Shared Funding Exemptive Order

        7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform GWL&A if it determines that an irreconcilable material conflict exists and the implications thereof.

        7.2. GWL&A will report any potential or existing conflicts of which it is aware to the Board. GWL&A will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by GWL&A to inform the Board whenever contract owner voting instructions are to be disregarded. Such responsibilities shall be carried out by GWL&A with a view only to the interests of its Contract Owners.

        7.3. If it is determined by a majority of the Board, or a majority of its directors who are not interested persons of the Fund, the Distributor, the Adviser or any sub-adviser to any of the Designated Portfolios (the "Independent Directors"), that a material irreconcilable conflict exists, GWL&A and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

        7.4. If a material irreconcilable conflict arises because of a decision by GWL&A to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, GWL&A may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Directors. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Adviser, the Distributor and the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund. No charge or penalty will be imposed as a result of such withdrawal.

        7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to GWL&A conflicts with the majority of other state regulators, then GWL&A will withdraw the Account's investment in the Fund and terminate this Agreement within six months after the Board informs GWL&A in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.

        7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. GWL&A shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then GWL&A will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs GWL&A in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the Independent Directors.

        7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable: and (b) Sections 3.5, 3.6, 3.7, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.      Indemnification

        8.1.   Indemnification By GWL&A

        8.1(a).GWL&A agrees to indemnify and hold harmless the Fund, the Distributor and the Adviser and each of their respective officers and directors or trustees and each person, if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of GWL&A) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or SAI covering the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of such Indemnified Party for use in the registration statement or prospectus for the Contracts or sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

        (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature or other promotional material of the Fund not supplied by GWL&A or persons under its control) or wrongful conduct of GWL&A or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

        (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material of the Fund, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Fund by or on behalf of GWL&A; or

        (iv) arise as a result of any failure by GWL&A to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement; or

        (v) arise out of or result from any material breach of any representation and/or warranty made by GWL&A in this Agreement or arise out of or result from any other material breach of this Agreement by GWL&A, including without limitation Section 2.10 and
               Section 6.7 hereof,

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

        8.1(b). GWL&A shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

        8.1(c). GWL&A shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified GWL&A in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify GWL&A of any such claim shall not relieve GWL&A from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that GWL&A has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, GWL&A shall be entitled to participate, at its own expense, in the defense of such action. GWL&A also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from GWL&A to such party of GWL&A's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and GWL&A will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

        8.1(d).The Indemnified Parties will promptly notify GWL&A of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

        8.2.    Indemnification by the Adviser

        8.2(a). The Adviser agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Adviser (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or the Fund by or on behalf of such Indemnified Parties for use in the registration statement, prospectus or SAI for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or the Fund shares; or

        (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature or other promotional material for the Contracts not supplied by the Adviser or persons under its control) or wrongful conduct of the Adviser or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

        (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Adviser; or

        (iv) arise as a result of any failure by the Adviser to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

        (v) arise out of or result from any material breach of any representation and/or warranty made by the the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; or

(vi) arise out of or result from the incorrect or untimely calculation or reporting by the Adviser of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Adviser specified in Article VI hereof.

        8.2(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

        8.2(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Adviser has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

        8.2(d). GWL&A agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

        8.3.   Indemnification By the Fund .3. Indemnification By the Fund

        8.3(a). The Fund agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may be required to pay or become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

        (i) arise as a result of any failure by the Fund to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

          (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund; or

         (iii) arise out of or result from the incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

        8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

        8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve it from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Fund has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund shall also be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

        8.3(d). GWL&A each agrees to promptly notify the Fund of the commencement of any litigation or proceeding against itself or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

        8.4. Indemnification by the Distributor .4. Indemnification by the Distributor

        8.4(a).The Distributor agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.4) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing) prepared or approved by the Distributor, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or Fund by or on behalf of GWL&A for use in the registration statement or SAI or prospectus for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

        (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, sales literature or other promotional material for the Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

        (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Distributor; or

        (iv) arise as a result of any failure by the Distributor to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the requirements applicable to the Distributor specified in Article VI of this Agreement); or

        (v) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor;

as limited by and in accordance with the provisions of Sections 8.4(b) and 8.4(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Distributor specified in Article VI hereof.

        8.4(b).The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

        8.4(c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

        8.4(d) GWL&A agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

ARTICLE IX.    Applicable Law
               --------------

        9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado, without regard to the Colorado Conflict of Laws provisions.

        9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.     TerminationARTICLE X.Termination

        10.1.  This Agreement shall terminate:

               (a) at the option of any party, with or without cause, with respect to some or all Designated Portfolios, upon six (6) months advance written notice delivered to the other parties; provided, however, that such notice shall not be given earlier than six (6) months following the date of this Agreement; or

               (b) at the option of GWL&A by written notice to the other parties with respect to any Designated Portfolio based upon GWL&A's determination that shares of such Designated Portfolio are not reasonably available to meet the requirements of the Contracts; or

               (c) at the option of GWL&A by written notice to the other parties with respect to any Designated Portfolio in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by GWL&A; or

               (d) at the option of the Fund, Distributor or Adviser in the event that formal administrative proceedings are instituted against GWL&A by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding GWL&A's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund shares, if, in each case, the Fund, Distributor or Adviser, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of GWL&A to perform its obligations under this Agreement; or

               (e) at the option of GWL&A in the event that formal administrative proceedings are instituted against the Fund, the Distributor or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if GWL&A reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund, the Distributor or the Adviser to perform their obligations under this Agreement; or

               (f) at the option of GWL&A by written notice to the other parties with respect to any Portfolio if GWL&A reasonably believes that the Portfolio will fail to meet the Section 817(h) diversification requirements or Subchapter M qualifications specified in Article VI hereof; or

               (g) at the option of either the Fund, the Distributor or the Adviser, if (i) the Fund, Distributor or Adviser, respectively, shall determine, in its sole judgment reasonably exercised in good faith, that GWL&A has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity, (ii) the Fund, Distributor or Adviser notifies GWL&A of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by GWL&A and any other changes in circumstances since the giving of such a notice, the determination of the Fund, Distributor or Adviser shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

               (h) at the option of either GWL&A, if (i) GWL&A shall determine, in its sole judgment reasonably exercised in good faith, that the Fund, Distributor or Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity, (ii) GWL&A notifies the Fund, Distributor or Adviser, as appropriate, of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by the Fund, Distributor or Adviser and any other changes in circumstances since the giving of such a notice, the determination of GWL&A shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

               (i) at the option of any non-defaulting party hereto in the event of a material breach of this Agreement by any party hereto (the "defaulting party") other than as described in 10.1(a)-(h); provided, that the non-defaulting party gives written notice thereof to the defaulting party, with copies of such notice to all other non-defaulting parties, and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the non-defaulting party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of termination to the defaulting party; or

               (j) solely with respect to the Distributor, in the event the Distributor ceases to be the principal underwriter for the Fund.

     10.2. Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

        (a) in the event any termination is based upon the provisions of Article VII, or the provisions of Section 10.1(a), 10.1(g) or 10.1(h) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties; (b) in the event any termination is based upon the provisions of Section 10.1(d), 10.1(e), 10.1(i) or 10.1(j) of this Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and (c) in the event any termination is based upon the provisions of Section 10.1(b), 10.1(c) or 10.1(f), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice.

     10.3. Effect of Termination. Notwithstanding any termination of this Agreement, other than as a result of a failure by either the Fund or GWL&A to meet Section 817(h) of the Code diversification requirements, the Fund, the Distributor and the Adviser shall, at the option of GWL&A, continue to make available additional shares of the Designated Portfolio(s) pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Designated Portfolio(s), redeem investments in the Designated Portfolio(s) and/or invest in the Designated Portfolio(s) upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.3 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

     10.4. Surviving Provisions. Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

ARTICLE XI.    Notices

        Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

        STI Classic Variable Trust
        One Freedom Valley Drive
        Oaks, PA 19456

        Attention:  Timothy D. Barto, Vice President

If to GWL&A:

        Great-West Life & Annuity Insurance Company
        8515 East Orchard Road
        Greenwood Village, CO  80111

        Attention:Ron Laeyendecker, Vice President, Life Insurance Markets
        PC:  Beverly Byrne, Vice President and Counsel

If to the Adviser:

        Trusco Capital Management, Inc.
        50 Hurt Plaza, Suite 1400
        Atlanta, GA 30303

        Attention Elizabeth Wilson, Managing Director

If to the Distributor:

        SEI Investments Distribution Co.
        One Freedom Valley Drive
        Oaks, PA 19456

        Attention:Timothy D. Barto, Vice President

ARTICLE XII.  Miscellaneous
              -------------

        12.1. The parties hereto acknowledge that any nonpublic personal information (as defined by applicable law or regulation promulgated under Title V of the Gramm-Leach-Bliley Act of 1999 (the "Act")) of Contract Owners (and any participants thereof, as applicable) will be disclosed or utilized solely to carry out the terms of this Agreement or pursuant to an exception contained in any applicable law or regulation promulgated under the Act. Further, Fund, Distributor and Adviser agree to maintain and enforce procedures for the safeguarding and protection of such nonpublic personal information at least as rigorous as those required to be used by GWL&A under applicable law. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary.

        12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

        12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

        12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

        12.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable life operations of GWL&A are being conducted in a manner consistent with the applicable Colorado insurance regulations and any other applicable law or regulations.

        12.6. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

        12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

        12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

        12.9. GWL&A is hereby expressly put on notice of the limitation of liability as set forth in the Declarations of Trust of the Fund and agree that the obligations assumed by the Fund, Distributor and the Adviser pursuant to this Agreement shall be limited in any case to the Fund, Distributor and Adviser and their respective assets and GWL&A shall not seek satisfaction of any such obligation from the shareholders of the Fund, Distributor or the Adviser, the Trustees, officers, employees or agents of the Fund, Distributor or Adviser, or any of them.

        12.10. The Fund, the Distributor and the Adviser agree that the obligations assumed by GWL&A pursuant to this Agreement shall be limited in any case to GWL&A and its assets and neither the Fund, Distributor nor Adviser shall seek satisfaction of any such obligation from the shareholders of GWL&A, the directors, officers, employees or agents of GWL&A, or any of them, except to the extent permitted under this Agreement.

        12.11. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Adviser and the Fund, and the Distributor and the Fund.

        12.12. None of the parties hereto shall be liable to the other for any and all losses, damages, costs, charges, counsel fees, payments, expenses or liability due to any failure, delay or interruption in performing its obligations under this Agreement, and without the fault or negligence of such party, due to causes or conditions beyond its control including, without limitation, labor disputes, strikes (whether legal or illegal), lock outs (whether legal or illegal), civil commotion, riots, war and war-like operations including acts of terrorism, embargoes, epidemics, invasion, rebellion, hostilities, insurrections, explosions, floods, unusually severe weather conditions, earthquakes, military power, sabotage, governmental regulations or controls, failure of power, fire or other casualty, accidents, national or local emergencies, boycotts, picketing, slow-downs, work stoppages, acts of God or natural disasters.

     12.13 In the event of an error in the computation of a portfolio of the Fund's net asset value per share ("NAV") or any dividend or capital gain distribution (each, a "pricing error"), the Adviser or the Fund shall immediately notify GWL&A as soon as possible after discovery of the error. Such notification may be verbal, but shall be confirmed promptly in writing. A pricing error shall be corrected as follows: (a) if the pricing error results in a difference between the erroneous NAV and the correct NAV of less than $0.01 per share, then no corrective action need be taken; (b) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than $0.01 per share, but less than 1/2 of 1% of the applicable portfolio's NAV at the time of the error, then the Adviser shall reimburse the applicable portfolio for any loss, after taking into consideration any positive effect of such error; however, no adjustments to the accounts of Contract Owners need be made; and (c) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than 1/2 of 1% of the applicable portfolio's NAV at the time of the error, then the Adviser shall reimburse the applicable portfolio for any loss (without taking into consideration any positive effect of such error) and shall promptly reimburse GWL&A for the costs (including, but not limited to, administrative work) of adjustments made to correct the accounts of Contract Owners. If an adjustment is necessary to correct a material error which has caused Contract Owners to receive less than the amount to which they are entitled, the number of shares of the appropriate portfolios of the Fund attributable to the accounts of such Contract Owners will be adjusted and the amount of any underpayments shall be credited by the Adviser to GWL&A for crediting of such amounts to the applicable Contract Owner accounts. Upon notification by the Adviser of any overpayment due to a material error, GWL&A shall promptly remit to Adviser any overpayment that has not been paid to Contract Owners; however, Adviser acknowledges that GWL&A does not intend to seek additional payments from any Contract Owner who, because of a pricing error, may have underpaid for units of interest or shares credited to his/her account. In no event shall GWL&A be liable to Contract Owners for any such adjustments or underpayment amounts. A pricing error within categories (b) or (c) above shall be deemed to be "materially incorrect" or constitute a "material error" for purposes of this Agreement.

        The standards set forth in this section are based on the parties' understanding of views expressed by the staff of the Securities and Exchange Commission as of the date of this Agreement. In the event views of the Securities and Exchange Commission staff are later modified or superseded by Securities and Exchange Commission or judicial interpretation, the parties shall amend the foregoing provisions of this Amendment to comport with the appropriate applicable standards, on terms mutually satisfactory to all parties.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as specified below.

                      GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                      By its authorized officer,

                      By:______________________________
                      Title:
                      Date:

                      STI CLASSIC VARIABLE TRUST

                      By its authorized officer,

                      By:______________________________
                      Title:
                      Date:

                      Trusco Capital Management, Inc.

                      By its authorized officer,

                      By:____________________________
                      Title:
                      Date:

                        SEI INVESTMENTS DISTRIBUTION CO.

                      By its authorized officer,

                      By:____________________________
                      Title:
                      Date:

                              SCHEDULE ASCHEDULE B

Designated Portfolios

STI CLASSIC VARIABLE TRUST
   CAPITAL APPRECIATION FUND

STI CLASSIC VARIABLE TRUST
   GROWTH AND INCOME FUND

STI CLASSIC VARIABLE TRUST
   SMALL CAP VALUE EQUITY FUND

And any other portfolios of the Fund that are available and open to new investors on or after the effective date of this Agreement.

                                   SCHEDULE C

                                    EXPENSES

The Fund and/or the Distributor and/or Adviser, and GWL&A will coordinate the functions and pay the costs of completing these functions based upon an allocation of costs in the tables below. Costs shall be allocated to reflect the Fund's share of the total costs determined according to the number of pages of the Fund's respective portions of the documents.

------------------------- ---------------------- ---------------------- ------------------
Item                      Function               Party Responsible      Party
                                                 for Coordination       Responsible for
                                                                         Expense

------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
Mutual Fund Prospectus    Printing of            GWL&A                  Fund or Adviser,
                          prospectuses                                  as applicable
------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
                          Fund, Distributor or   GWL&A                  Fund or Adviser,
                          Adviser shall supply                          as applicable
                          GWL&A with such
                          numbers of the
                          Designated
                          Portfolio(s)
                          prospectus(es) as
                          GWL&A shall
                          reasonably request
------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
                          Distribution to New    GWL&A                  GWL&A
                          and Inforce Contract
                          Owners

------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
                          Distribution to        GWL&A                  GWL&A
                          Prospective Contract
                          Owners

------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
                          Distribution to        GWL&A                  Fund or Adviser,
                          Contract Owners in                            as applicable
                          connection with
                          initial rollout of
                          Fund in connection
                          with the Contracts
------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
Contract Prospectus       Printing for Inforce   GWL&A                  GWL&A
                          Contract Owners
------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
                          Printing for           GWL&A                  GWL&A
                          Prospective Contract
                          Owners

------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
                          Distribution to New    GWL&A                  GWL&A
                          and Inforce Contract
                          Owners

------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
                          Distribution to        GWL&A                  GWL&A
                          Prospective Contract
                          Owners

------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
Mutual Fund Prospectus    If Required by Fund,   Fund, Distributor or   Fund or Adviser
Update & Distribution     Distributor or         Adviser
                          Adviser

------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
                          If Required by GWL&A   GWL&A                  GWL&A
------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
Contract Prospectus       If Required by Fund,   GWL&A                  Fund or Adviser
Update & Distribution     Distributor or
                          Adviser

------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
Item                      Function               Party Responsible      Party
                                                 for Coordination       Responsible for
                                                                         Expense

------------------------- ---------------------- ---------------------- ------------------
                          If Required by GWL&A   GWL&A                  GWL&A
------------------------- ---------------------- ---------------------- ------------------
Mutual Fund SAI           Printing               Fund, Distributor or   Fund or Adviser
                                                 Adviser
------------------------- ---------------------- ---------------------- ------------------
                          Distribution           GWL&A                  GWL&A
------------------------- ---------------------- ---------------------- ------------------
Product SAI               Printing               GWL&A                  GWL&A
------------------------- ---------------------- ---------------------- ------------------
                          Distribution           GWL&A                  GWL&A
------------------------- ---------------------- ---------------------- ------------------
------------------------- ---------------------- ---------------------- ------------------
Item                      Function               Party Responsible      Party
                                                 for Coordination       Responsible for
                                                                         Expense

------------------------- ---------------------- ---------------------- ------------------
Proxy Material for        Printing if proxy      Fund, Distributor or   Fund or Adviser
Mutual Fund:              required by Law        Adviser
------------------------- ---------------------- ---------------------- ------------------
                          Distribution           GWL&A                  Fund or Adviser
                          (including labor) if
                          proxy required by Law
------------------------- ---------------------- ---------------------- ------------------
                          Printing &             GWL&A                  GWL&A
                          distribution if
                          required by GWL&A
========================= ====================== ====================== ==================
------------------------- ---------------------- ---------------------- ------------------
Item                      Function               Party Responsible      Party
                                                 for Coordination       Responsible for
                                                                         Expense

------------------------- ---------------------- ---------------------- ------------------
Mutual Fund Annual &      Printing of combined   GWL&A                  Fund or Adviser
Semi-Annual Report        reports
------------------------- ---------------------- ---------------------- ------------------
                          Distribution           GWL&A                  GWL&A
------------------------- ---------------------- ---------------------- ------------------
Other communication to    If Required by the     GWL&A                  Fund or Adviser
New and Prospective       Fund, Distributor or
clients                   Adviser
------------------------- ---------------------- ---------------------- ------------------
                          If Required by GWL&A   GWL&A                  GWL&A
------------------------- ---------------------- ---------------------- ------------------
Item                      Function               Party Responsible for  Party
                                                 Coordination           Responsible for
                                                                         Expense

------------------------- ---------------------- ---------------------- ------------------
Other communication to    Distribution           GWL&A                  Fund or Adviser
Inforce                   (including labor and
                          printing) if required by the Fund, Distributor or
                          Adviser

------------------------- ---------------------- ---------------------- ------------------
                          Distribution           GWL&A                  GWL&A
                          (including labor and
                          printing)if required
                          by GWL&A
========================= ====================== ====================== ==================

------------------------- ---------------------- ---------------------- ------------------
Item                      Function               Party Responsible      Party
                                                 for Coordination       Responsible for
                                                                         Expense

------------------------- ---------------------- ---------------------- ------------------
Errors in Share Price     Cost of error to       GWL&A                  Fund or Adviser
calculation pursuant to   Contract
Section 1.10              Owners/participants

------------------------- ---------------------- ---------------------- ------------------
                          Cost of                GWL&A                  Fund or Adviser
                          administrative work
                          to correct error
------------------------- ---------------------- ---------------------- ------------------
Substitution Orders       Application for, and   GWL&A                  Fund or Adviser
                          implementation of
                          (including necessary
                          printing and
                          mailings),
                          substitution orders
                          required as a result
                          of Fund action
------------------------- ---------------------- ---------------------- ------------------
Operations of the Fund    All operations and     Fund, Distributor or   Fund or Adviser
                          related expenses,      Adviser
                          including the cost
                          of registration and
                          qualification of
                          shares, taxes on the
                          issuance or transfer
                          of shares, cost of
                          management of the
                          business affairs of
                          the Fund, and
                          expenses paid or
                          assumed by the fund
                          pursuant to any Rule
                          12b-1 plan
------------------------- ---------------------- ---------------------- ------------------
Operations of the         Federal registration   GWL&A                  GWL&A
Account                   of units of separate
                          account (24f-2 fees)
------------------------- ---------------------- ---------------------- ------------------






                                   SCHEDULE D

                             ADMINISTRATIVE SERVICES

A. GWL&A, or an affiliate, will provide the properly registered and licensed personnel and systems needed for all customer servicing and support - for both Designated Portfolio and life insurance information and questions - including:

        responding to Contract Owner inquiries;
        delivery of prospectus - Designated Portfolio(s);
        entry of initial and subsequent orders;
        transfer of cash to GWL&A and/or Designated Portfolio(s);
        explanations of Designated Portfolio objectives and characteristics; entry of transfers between funds;
        Designated Portfolio balance and allocation inquiries;
        mail Designated Portfolio prospectus.

B. GWL&A, or an affiliate, will communicate all purchase, withdrawal, and exchange orders it receives from its customers to each Designated Portfolio.

                           Administrative Service Fee

For the services, the Adviser shall pay GWL&A or its affiliate a fee of ___% per annum of the average aggregate monthly net asset value of shares of the Designated Portfolio(s) held in the Account, including through Profile or other fund of funds arrangements, payable by the Adviser directly to GWL&A or its affiliate. Such fee shall be paid in arrears quarterly. Each quarter's fee shall be determined based on assets in the Account at the end of each quarter and each quarterly fee will be independent of every other quarterly fee. Such fee shall be due and payable automatically within 30 (thirty) days after the last day of the quarter to which such payment relates. In the event such fee is not paid by such time, interest, in addition to the amount due, at the rate of six (6)% annually (or 1/2 of one (1) percent per month outstanding pro rated for any applicable period if less than one year) shall be payable and owed until payment is made.

The Fund will calculate the asset balance for each day on which the fee is to be paid pursuant to this Amendment with respect to each applicable portfolio of the Fund. GWL&A shall have the right to reasonably audit the preparation of such calculation.

The administrative service fee described herein shall remain payable and due so long as there remain any assets invested in the Fund, regardless of any termination of the Agreements, in any manner by the Accounts as contemplated by the Agreements, as amended herein. The Fund may modify the rate of the administrative service fee only with 120 days' written notice to GWL&A prior to the end of any calendar year, with any such revised rate becoming effective as of the 1st of January following any such calendar year.


                                         FORM D1
                                  CERTIFICATE OF COMPLIANCE

For the quarter ended: _____________________________

    I,  ____________________________,   a  duly  authorized  officer,  director  or  agent  of
________________________  Fund hereby sear and affirm that  _________________________  Fund is in  compliance  with all  requirements  of Section  817(h) and  Subchapter  M of the  Internal
Revenue  Code  (the  "Code")  and  the   regulations   thereunder  as  required  in  the  Fund
Participation  Agreement  among  Great-West  Life & Annuity  Insurance  company,  STI  Classic
Variable Trust,  Trusco Capital Management,  Inc., and SEI Investments  Distribution Co. other than the exceptions discussed below:

                    Exceptions                                            Remedial Action

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                                       If no exception to report, please indicate "None."

--------------------------------------

--------------------------------------
                                                          Signed this______ day of _______________, _______.
--------------------------------------

--------------------------------------

--------------------------------------                    ----------------------------------------------------
                                                          (Signature)
--------------------------------------

--------------------------------------
                                                          By:
--------------------------------------                    ---- -----------------------------------------------
                                                          (Type or Print Name and Title/Position)
--------------------------------------




                                   SCHEDULE E

                             NON-COMPETE PROVISIONS

GWL&A intends to offer Fund, Adviser and Distributor, as applicable, access to its, or its affiliates' or its parent company's (each, a "Company," collectively, the "Companies") current and prospective customers (hereinafter "Customers") so that Customers will have the option of purchasing the Designated Portfolio shares of the Fund. Fund, Adviser and Disrtibutor, as applicable, desires to make the Designated Portfolio(s) available to Customers, yet acknowledges that under certain circumstances, the ability of Fund, Adviser or Distributor, as applicable, to solicit business from Customers should be subject to special limitations in exchange for the increased ability to offer its product through a Company's introduction. An introduction will consist of a Company's inclusion of the Designated Portfolio(s) in the Retirement Plan Product offered to a Customer for that Customer's consideration.

1. In the scenario where any one of the Companies introduces Fund, Adviser or Distributor, as applicable, in any manner to a Customer which ultimately purchases a Retirement Plan Product from one of the Companies, and one of the Companies includes the Designated Portfolio(s) in the products offered to that Customer, Fund, Adviser and Distributor, as applicable, agree not to utilize any confidential information (which shall include, but not be limited to, all facts, circumstances, information, data, plans, projects and technical or commercial knowledge gained in relation to a Company, or received from a Company, including, but not limited to, information regarding customers (such as retirement plans and plan participants), employees, suppliers servicing methods, programs, fees, strategies and related information) received in connection with offering its product to Customer in any solicitation of Retirement Plan Product Business from that Customer. Further, Fund, Adviser and Distributor, as applicable, will not attempt to contact Customers regularly nor attempt to sell its mutual funds directly to Customer on a stand-alone basis while the Designated Portfolio(s) are included in a Company's arrangement with the Customer. For purposes of this Amendment "Retirement Plan Product" includes, but is not limited to, group or individual annuity contracts, GIC's, separate accounts and wrapped or unwrapped mutual funds whether sold separately or in conjunction-with each other.

2. In the scenario where any one of the Companies introduces the Fund, Adviser or Distributor in any manner to a Customer which ultimately purchases a Retirement Plan Product from a Company and the Customer does not select the Fund, the Fund, Adviser or Distributor may directly communicate with Customer about Retirement Plan Product business and may sell product directly to Customer provided it does not utilize the confidential information referred to above.

3. In the scenario where any one of the Companies introduces Fund, Adviser or Distributor in any manner to a Customer which does not purchase a Retirement Plan Product from a Company, the Fund, Adviser and Distributor are not subject to any prohibitions regarding sales to and communications with that Customer. Likewise, there are no prohibitions where none of the Companies provides an introduction.

A Company may decide in its discretion when it desires to provide an introduction to one of its Customers. A Company has no obligation to provide introductions to its Customers.